MFS(R) Variable Insurance Trust

                           MFS(R) Global Equity Series

                      Supplement to the Current Prospectus

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is hereby restated as follows, with respect to the Global Equity Series only:

Portfolio Manager(s)

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager    Primary Role        Since      Title and Five Year History
David R. Mannheim    Portfolio Manager   1999       Investment Officer of MFS;
                                                    employed in the investment
                                                    area of MFS since 1988.



                 The date of this Supplement is April 13, 2009.